UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

FIRST COMMUNITY BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1.00 par value)	FCBC	NASDAQ Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2020, First Community Bankshares, Inc. (the “Company” or “First Community”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of its previously announced merger (the “Merger”) of Highlands Bankshares, Inc. (“Highlands”), a Virginia corporation headquartered in Abingdon, Virginia pursuant to the Agreement and Plan of Merger dates as of September 11, 2019 (the “Agreement”) by and between First Community and Highlands. At 5:01 p.m. on December 31, 2019 (the “Effective Time”), Highlands merged with and into First Community, with First Community as the surviving corporation in the Merger.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The audited historical consolidated financial statements of Highlands as of December 31, 2018 and 2017 are filed as Exhibit 99.1 and are incorporated herein by reference. The unaudited historical consolidated financial statements of Highlands as of and for the three and nine months ended September 30, 2019 and 2018, are filed as Exhibit 99.2 and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of First Community for the year ended December 31, 2018, for the nine months ended September 30, 2019, and as of September 30, 2019 are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Brown, Edwards and Company, L.L.P., Highlands’ independent registered public accounting firm.
99.1

Audited consolidated financial statements of Highlands as of December 31, 2018 and 2017, and for each of the three years ended December 31, 2018, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Highlands on March 28, 2019 (File No. 000-27622)).

99.2

Unaudited consolidated financial statements of Highlands as of September 30, 2019 and for the three and nine month periods ended September 30, 2019 and 2018, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Highlands on November 14, 2019 (File No. 000-27622)).

99.3	Unaudited pro forma condensed combined financial statements of First Community for the nine months ended September 30, 2019 and as of September 30, 2019 and for the year ended December 31, 2018.

Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements.  These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially.  These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.  Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANKSHARES, INC.

Date:	March 13, 2020	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer

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